UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2007
___________

CARMAX, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-31420 (Commission File Number)	54-1821055 (I.R.S. Employer Identification No.)

12800 Tuckahoe Creek Parkway Richmond, Virginia (Address of principal executive offices)	23238 (Zip Code)

Registrant’s telephone number, including area code: (804) 747-0422

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 22, 2007, CarMax, Inc. (the “Company”) announced that its Board of Directors had declared a two-for-one stock split of the Company’s common stock in the form of a share dividend. Each shareholder of record at the close of business on March 19, 2007, will be issued one additional share of common stock for every issued and outstanding share owned as of that date. The additional shares will be distributed by book entry on March 26, 2007. Shareholders may receive physical stock certificates upon request

A copy of the Company’s press release announcing the stock split is attached hereto as Exhibit 99.1 and is incorporated herein by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits
.
Exhibit Number	Description of Exhibit
99.1	Press Release, dated February 22, 2007, issued by CarMax, Inc., entitled “CarMax Announces Two-for-One Stock Split”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMAX, INC.
(Registrant)

Dated: February 23, 2007	By:/s/ Keith D. Browning
Keith D. Browning
Executive Vice President
and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit
99.1	Press Release, dated February 22, 2007, issued by CarMax, Inc., entitled “CarMax Announces Two-for-One Stock Split”